UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 4, 2021
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FRESH DEL MONTE PRODUCE INC.
(Exact Name of Registrant as Specified in Charter)
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Cayman Islands	333-07708	N/A
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

c/o Intertrust Corporate Services (Cayman) Limited
190 Elgin Avenue
George Town, Grand Cayman, KY1-9005
Cayman Islands
(Address of Registrant's Principal Executive Office)
(305) 520-8400
(Registrant’s telephone number including area code)
Please send copies of notices and communications from the Securities and Exchange Commission to:
c/o Del Monte Fresh Produce Company
241 Sevilla Avenue
Coral Gables, Florida  33134
(Address of Registrant's U.S. Executive Office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary Shares, $0.01 Par Value Per Share	FDP	New York Stock Exchange

Item 5.07 – Submission of Matters to a Vote of Security Holders

    On May 4, 2021, Fresh Del Monte Produce Inc. ("the Company") held its virtual Annual General Meeting of Shareholders (the "Annual Meeting").  A total of 45,555,811 Ordinary Shares, or 96% of the Ordinary Shares issued and outstanding as of the March 10, 2021 record date, was represented at the meeting virtually or by proxy.  The proposals presented at the Annual Meeting are described in detail in the Company’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 23, 2021.  The results were as follows:

Proposal 1

The shareholders approved the election of three director nominees for a three-year term expiring at the 2024 Annual General Meeting of Shareholders and one director nominee for a two-year term expiring at the 2023 Annual General Meeting of Shareholders.

Directors	For	Against	Abstain	Broker Non-Votes
Mohammad Abu-Ghazaleh	35,355,265	9,008,179	3,783	1,188,584
Ahmad Abu-Ghazaleh	34,596,103	9,766,727	4,397	1,188,584
Kristen Colber-Baker	44,144,951	218,602	3,674	1,188,584
Lori Tauber Marcus	44,145,635	218,218	3,374	1,188,584

Proposal 2

The shareholders approved the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2021 fiscal year.

For	45,208,372	99.24%
Against	345,304	0.76%
Abstain	2,135	—

Proposal 3

The shareholders approved, by non-binding, advisory vote, the compensation of our named executive officers in 2020.

For	41,723,790	94.04%
Against	2,598,282	5.86%
Abstain	45,154	0.10%
Broker Non-Votes	1,188,584	—

Proposal 4

The proposal to approve and adopt the Second Amended and Restated Memorandum and Articles of Association did not receive the required votes for approval.

For	23,431,026	51.44%
Against	22,114,397	48.54%
Abstain	10,387	0.02%

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Fresh Del Monte Produce Inc.

Date:	May 6, 2021	By:	/s/ Eduardo Bezerra
Eduardo Bezerra
Senior Vice President & Chief Financial Officer